Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2020
Significant Accounting Policies
Schedule of Earnings per common share
Years Ended December 31,	2020	2019

Net income, as reported	$10,758,502	$8,824,446
Less: dividends to preferred shareholders	54,375	87,500
Net income available to common shareholders	$10,704,127	$8,736,946
Weighted average number of common shares
used in calculating earnings per share	5,274,785	5,204,768
Earnings per common share	$2.03	$1.68